                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United Companies Financial Corporation
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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
                     UNITED COMPANIES FINANCIAL CORPORATION

                THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF
                           OF THE BOARD OF DIRECTORS

                                     PROXY

         The undersigned hereby appoints the trustee of United Companies Financial Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on June 14, 1995, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the ESOP with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

         This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1,2,3,4 and 5.

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals (1), (2), (3),
(4) and (5). PLEASE return promptly in the enclosed postage paid envelope.


                                SEE REVERSE SIDE

[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS NECESSARY - JUST SIGN, DATE AND RETURN)

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         FOR PROPOSALS 1,2,3,4 AND 5.

(1)      Election of eleven directors to three classes of the Board of
         Directors:

                 FOR                                WITHHOLD
           all nomiees list-                        AUTHORITY
           ed below except                         to vote for
             as otherwise                          all nominees
              indicated                            listed below
                 [ ]                                  [ ]

INSTRUCTION: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The Nominees are:

James J. Bailey, III, General Robert H. Barrow (Retired), J. Terrell Brown, Richard A. Campbell, Harris J. Chustz Jr., John D. Dienes, Roy G. Kadair, M.D., Robert D. Kilpatrick, O. Miles Pollard, Jr., Dale E. Redman, William H. Wright, Jr.

(2) Approval of an 80% vote to amend the following by-laws of United Companies Financial Corporation as described in the Proxy Statement dated May 1, 1995:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Staggered Board and Number of Directors       [ ]      [ ]       [ ]

 (b)     Removal of Directors and Filling Vacancies    [ ]      [ ]       [ ]

 (c)     Shareholder Nominations and Proposals         [ ]      [ ]       [ ]

 (d)     Right to Call Special Shareholders Meeting    [ ]      [ ]       [ ]


(3) Approval of the following amendments to the Articles of Incorporation of United Companies Financial Corporation:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Eliminate Shareholder Action by               [ ]      [ ]       [ ]
         Written Consent

 (b)     Limit Shareholder Right to Call               [ ]      [ ]       [ ]
         Special Meetings

 (c)     Eliminate Director's Right to Give Proxy      [ ]      [ ]       [ ]


(4)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         1993 Stock Incentive Plan to Permit
         Restricted Stock Awards.

(5)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         Management Incentive Plan to Permit Bonuses
         Payable in Common Stock:


SIGNATURE ______________________________________________________________________

SIGNATURE ______________________________________________________________________

TITLE __________________________________________________________________________

DATED ____________________________________________________________________, 1995

NOTE: Please sign this proxy as name(s) appear above and return it promptly in the envelope provided, whether or not you plan to attend the meeting.

                     UNITED COMPANIES FINANCIAL CORPORATION

                THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF
                           OF THE BOARD OF DIRECTORS

                                     PROXY

         The undersigned hereby appoints the trustee of United Companies Financial Corporation Employees' Savings Plan (the "401(k) Plan"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on June 14, 1995, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the 401(k) Plan with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

         This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1,2,3,4 and 5.

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals (1), (2), (3),
(4) and (5). PLEASE return promptly in the enclosed postage paid envelope.


                                SEE REVERSE SIDE

[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS NECESSARY - JUST SIGN, DATE AND RETURN)

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         FOR PROPOSALS 1,2,3,4 AND 5.

(1)      Election of eleven directors to three classes of the Board of
         Directors:

                 FOR                                WITHHOLD
           all nomiees list-                        AUTHORITY
           ed below except                         to vote for
             as otherwise                          all nominees
              indicated                            listed below
                 [ ]                                  [ ]

INSTRUCTION: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The Nominees are:

James J. Bailey, III, General Robert H. Barrow (Retired), J. Terrell Brown, Richard A. Campbell, Harris J. Chustz Jr., John D. Dienes, Roy G. Kadair, M.D., Robert D. Kilpatrick, O. Miles Pollard, Jr., Dale E. Redman, William H. Wright, Jr.

(2) Approval of an 80% vote to amend the following by-laws of United Companies Financial Corporation as described in the Proxy Statement dated May 1, 1995:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Staggered Board and Number of Directors       [ ]      [ ]       [ ]

 (b)     Removal of Directors and Filling Vacancies    [ ]      [ ]       [ ]

 (c)     Shareholder Nominations and Proposals         [ ]      [ ]       [ ]

 (d)     Right to Call Special Shareholders Meeting    [ ]      [ ]       [ ]


(3) Approval of the following amendments to the Articles of Incorporation of United Companies Financial Corporation:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Eliminate Shareholder Action by               [ ]      [ ]       [ ]
         Written Consent

 (b)     Limit Shareholder Right to Call               [ ]      [ ]       [ ]
         Special Meetings

 (c)     Eliminate Director's Right to Give Proxy      [ ]      [ ]       [ ]


(4)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         1993 Stock Incentive Plan to Permit
         Restricted Stock Awards.

(5)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         Management Incentive Plan to Permit Bonuses
         Payable in Common Stock:


SIGNATURE ______________________________________________________________________

SIGNATURE ______________________________________________________________________

TITLE __________________________________________________________________________

DATED ____________________________________________________________________, 1995

NOTE: Please sign this proxy as name(s) appear above and return it promptly in the envelope provided, whether or not you plan to attend the meeting.